UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported)  July 28, 2004

MICRO COMPONENT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-22384	41-0985960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 West County Road C, St. Paul, Minnesota 55113

(651) 697-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                                                                  Exhibits

99.1                                                                           Press release dated July 28, 2004.

ITEM 12.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2004, the registrant issued a press release disclosing financial information regarding the quarter and six-months ended June 26, 2004.  A copy of the press release is attached as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO COMPONENT TECHNOLOGY, INC.
(Registrant)

Date: July 29, 2004

By: /s/ Thomas P. Maun
(Thomas P. Maun, Chief Financial Officer)

EXHIBIT INDEX

Ex. No.	Description

99.1	Press release dated July 28, 2004.